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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        April 1, 2002
                                                --------------------------------


                            ENTERASYS NETWORKS, INC.
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               (Exact Name of Registrant as Specified in Charter)



           Delaware                    01-10228                  04-2797263
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(State or Other Jurisdiction of      (Commission               (IRS Employer
        Incorporation)               File Number)           Identification No.)



                  500 Spaulding Turnpike, Portsmouth, NH 03801
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code      (603) 332-9400
                                                   -----------------------------



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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

     Enterasys Networks, Inc. (the "Company") announced on April 1, 2002 that the filing of its annual report on Form 10-K will be delayed. This delay relates to the previously announced internal review, and the need for the Company's independent auditors, KPMG, to complete additional audit procedures. The Company and KPMG are working to complete the audit as quickly as possible.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ENTERASYS NETWORKS, INC.


Date:  April 4, 2002                       By:      /s/ Robert Gagalis
                                                 -------------------------------
                                                 Name:  Robert Gagalis
                                                 Title: Chief Financial Officer